UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                         0-27002                94-3333649
         --------                         -------                ----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                           --------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events
------------------------

     Item 8.01 Other Events
     ----------------------

     International DisplayWorks, Inc. (the "Company") is filing this Form 8-K to clarify any confusion investors may have about our recent filings. On February 25, 2005, the Company filed a post-effective amendment to combine the prior registration statements on Form S-1 declared effective on February 18, 2004 and June 25, 2004 and to convert the registration statements to a Form S-3. The Company's common stock currently trades on the Nasdaq National Market and the Company is now eligible to file on Form S-3, which it was not eligible to do prior to its listing on NASDAQ National Market. A mistake was made on the header tag, which the Edgar system uses to classify the form type of a filing. This misfiling was withdrawn by a Form RW and the post-effective amendment was re-filed on March 4, 2005. The post-effective amendment was declared effective on March 10, 2005. A copy of the Prospectus effective March 10, 2005 was filed on March 15, 2005 pursuant to Rule 424(b)(3).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL DISPLAYWORKS, INC.,
                                            a Delaware corporation


Dated:  March 16, 2005                      /s/ Alan M. Lefko
       --------------------                 ------------------------------------
                                            Alan M. Lefko,
                                            Vice President Finance